UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2003

Date of Report (Date of earliest event reported)

MICRO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-06253	33-0569235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Goodyear, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 837-3700

Item 5. – Closing of Second Stage of Private Placement

On February 20, 2003, Micro Therapeutics, Inc. (“MTI”) completed the second stage of a private placement of common stock, in which MTI issued 10,345,905 shares of its common stock at a purchase price of $2.083 per share, resulting in aggregate proceeds to MTI of $21,550,519. 10,130,365 of the shares issued in the second stage were purchased by Micro Investment, LLC, whose principal investors are Warburg, Pincus Equity Partners, L.P. and The Vertical Group, and 215,540 shares in the aggregate were purchased by other investors, including an executive officer and a director of MTI.

On September 3, 2002, MTI obtained a commitment from Micro Investment to lead a $30,000,000 private placement of common stock, either as the sole or as a participating investor, in two stages, pursuant to a securities purchase agreement dated September 3, 2002 (the “Securities Purchase Agreement”). Additional investors subsequently agreed to purchase a portion of the shares that Micro Investment had committed to purchase, pursuant to a Joinder Agreement and First Amendment to Securities Purchase Agreement. The purpose of the private placement was to support the anticipated short-term working capital needs of MTI’s combined operations, and to replenish MTI’s cash reserves after MTI made the initial payment with respect to MTI’s October 2002 acquisition of German-based Dendron GmbH, a developer and manufacturer of neurovascular focused products such as embolic coils for the treatment of brain aneurysms.

The first stage of the private placement closed on September 30, 2002, in which MTI issued 4,056,399 shares of MTI’s common stock to the investors at a purchase price of $2.083 per share, resulting in aggregate proceeds to MTI of $8,449,481. 3,969,075 of the shares issued in the first stage were purchased by Micro Investment, and 87,324 shares in the aggregate were purchased by other investors, including an executive officer and a director of MTI.

Kim Blickenstaff, a member of the Board of Directors of MTI, purchased 13,521 shares in the first stage of the private placement, and 34,486 shares in the second stage, at a price of $2.083 per share. Harold Hurwitz, the Chief Financial Officer of MTI, purchased 3,380 shares in the first stage of the private placement, and 8,622 shares in the second stage, at a price of $2.083 per share.

Before MTI could close the second stage of the private placement, MTI required stockholder approval in order to (1) amend MTI’s Amended and Restated Certificate of Incorporation to increase the number of shares MTI is authorized to issue thereunder, so that MTI can issue the additional 10,345,905 shares of MTI’s common stock to the investors, and (2) comply with Nasdaq National Marketplace rules. MTI obtained stockholder approval at a special meeting of stockholders held on February 20, 2003.

The shares issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the shares may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Securities Purchase Agreement includes registration rights provisions that require MTI to prepare and file with the Securities and Exchange Commission, as soon as

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practicable after the second closing date, a registration statement under the Securities Act of 1933 for the purpose of registering for resale, all of the shares of MTI’s common stock that are sold in the private placement pursuant to the Securities Purchase Agreement.

The private placement was made by MTI without a selling agent, and the opportunity to participate in the private placement was available to a very limited group of accredited investors.

In order to satisfy MTI’s anticipated short-term working capital requirements pending the February 20, 2003 closing of the second stage of the private placement, MTI obtained a short-term loan on November 18,2002, by issuing an unsecured promissory note in the principal amount of three million dollars ($3,000,000) to Micro Investment. The note was due and payable by MTI upon the earlier of (1) the demand of Micro Investment or (2) May 18, 2003. On January 8, 2003, MTI obtained a second short-term loan by issuing an unsecured promissory note in the principal amount of four million dollars ($4,000,000) to Micro Investment. The note was due and payable by MTI upon the earlier of (1) the demand of Micro Investment or (2) July 8,2003. Both notes bear interest at the rate of ten percent (10%) per annum prior to maturity and twelve percent (12%) per annum thereafter. The loans were made by Micro Investment to provide MTI with the short-term working capital that MTI anticipated it required until the closing of the second stage of the private placement. The loans were repaid by MTI in full on February 20, 2003 through Micro Investment’s cancellation of the indebtedness and credit of the amount due under the loans towards the purchase price paid by Micro Investment in the closing of the second stage of the private placement.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to (1) the Securities Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1 of MTI’s Form 8-K, as filed with the Securities and Exchange Commission on September 6, 2002, (2) the Joinder Agreement and First Amendment to Securities Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1.1 of MTI’s Form 8-K, as filed with the SEC on October 10, 2002, (3) the Second Amendment to Securities Purchase Agreement dated February 20, 2003, which is attached hereto as Exhibit 2.1.2 and incorporated herein by reference, and (4) the press release describing the closing of the second stage of the private placement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. – Exhibits

(c) Exhibits.

Exhibit Number	Description

2.1

Securities Purchase Agreement dated September 3, 2002 by and between Micro Therapeutics, Inc. and the investors named therein. (Incorporated by reference to Exhibit 2.1 of Micro Therapeutics’ Form 8-K, as filed with the Securities and Exchange Commission on September 6, 2002).

2.1.1	Joinder Agreement and First Amendment to

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Securities Purchase Agreement, dated September 30, 2002 by and between Micro Therapeutics, Inc. and the investors named therein. (Incorporated by reference to Exhibit 2.1.1 of Micro Therapeutics’ Form 8-K, as filed with the Securities and Exchange Commission on October 10, 2002).

2.1.2	Second Amendment to Securities Purchase Agreement dated February 20, 2003 by and between Micro Therapeutics, Inc. and the investors named therein.

99.1	Press release dated February 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO THERAPEUTICS, INC.

February 21, 2003	/s/ Harold A. Hurwitz
Harold A. Hurwitz Assistant Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Securities Purchase Agreement dated September 3, 2002 by and between Micro Therapeutics, Inc. and the investors named therein. (Incorporated by reference to Exhibit 2.1 of Micro Therapeutics’ Form 8-K, as filed with the Securities and Exchange Commission on September 6, 2002).

2.1.1

Joinder Agreement and First Amendment to Securities Purchase Agreement, dated September 30, 2002 by and between Micro Therapeutics, Inc. and the investors named therein. (Incorporated by reference to Exhibit 2.1.1 of Micro Therapeutics’ Form 8-K, as filed with the Securities and Exchange Commission on October 10, 2002).

2.1.2	Second Amendment to Securities Purchase Agreement dated February 20, 2003 by and between Micro Therapeutics, Inc. and the investors named therein.

99.1	Press release dated February 21, 2003
.